Exhibit 99.3

CONSENT OF INDEPENENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S‑3 (Nos. 333-172826, 333-180154, and 333-184191) and in the Registration Statements on Form S-8 (Nos. 333-134767, 333-153019, 333-176792, 333-191505, and 333-191507) of Vista Gold Corp. of our report dated March 17, 2014, except for Note 2, as to which the date is June 3, 2014, relating to the financial statements and the effectiveness of internal control over financial reporting of Vista Gold Corp., which appears in this Current Report on Form 8‑K.

/s/ PricewaterhouseCoopers LLP
Denver, Colorado
June 4, 2014